DRAFT 2/24/2003

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
 |_| Preliminary proxy statement.             |_| Confidential, for use of the
 |X| Definitive proxy statement.                  Commissioner only (as
 |_| Definitive additional materials.             permitted by Rule 14a-6(e)(2).
 |_| Soliciting material pursuant to
     Rule 14a-11(c) or Rule 14a-12.

                          The Travelers Series Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    |X| No fee required.

    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1) Title of each class of securities to which transaction applies:
                N/A
            (2) Aggregate number of securities to which transaction applies: N/A
            (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
            (4) Proposed maximum aggregate value of transaction: N/A
            (5) Total fee paid: $0

    |_| Fee paid previously with preliminary materials.

    |_| Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1) Amount Previously Paid: N/A
            (2) Form, Schedule or Registration Statement No.: N/A
            (3) Filing Party: N/A
            (4) Date Filed: N/A

                          THE TRAVELERS SERIES TRUST

                              Utilities Portfolio

                                 One Cityplace
                          Hartford, Connecticut 06103

                                                                  March 10, 2003

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Notice is hereby given that a Special Shareholder Meeting (the "Meeting") of the Utilities Portfolio of The Travelers Series Trust (the "Trust") will be held at the Trust's offices at One Cityplace, Hartford, Connecticut 06103 on April 22, 2003 at 9:00 a.m. to approve or disapprove (1) a new Investment Advisory Agreement between Travelers Asset Management International Company LLC and The Travelers Series Trust on behalf of the Utilities Portfolio, and (2) a new Investment Subadvisory Agreement between Travelers Asset Management International Company LLC and Pioneer Investment Management, Inc. on behalf of the Utilities Portfolio.

     In addition, the Trust may act on any and all such other business as may properly come before the Meeting. The Trust's Board of Trustees has fixed the close of business on January 31, 2003 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof (the "Meeting"). Please refer to the accompanying Proxy Statement for more information about the proposals to be considered and acted upon at the Meeting.

By order of the Board of Trustees.


                                          Ernest J. Wright, Secretary

     Please complete, date, sign, and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.


YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU
OWN.

                          THE TRAVELERS SERIES TRUST

                              Utilities Portfolio

                                 One Cityplace
                          Hartford, Connecticut 06103

                                PROXY STATEMENT

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON April 22, 2003

The Board Of Trustees (the "Board") of The Travelers Series Trust (the "Trust") Solicits Your Proxy For Use At A Special Meeting of Shareholders of the Utilities Portfolio (the "Fund") And At Any Adjournment Of The Special Meeting.

This proxy statement is being furnished in connection with the solicitation of voting instructions, as further described below, from owners of variable contracts ("contract owners") for use at a special meeting of shareholders of the Fund to be held at the Trust's offices located at One Cityplace, 19th Floor, Hartford, Connecticut 06103, Attn: Kathleen A. McGah, Assistant Secretary, at 9:00 a.m. on April 22, 2003, and any adjournments (the "Meeting"). The Board expects this proxy material will be mailed to contract owners on or about March 10, 2003.

GENERAL

     The purpose of the Meeting is to approve or disapprove two new agreements for the provision of investment management services to the Fund (the "Proposals"): (1) an Investment Advisory Agreement between Travelers Asset Management International Company LLC ("TAMIC") and the Trust (the "New Advisory Agreement"), and (2) an Investment Subadvisory Agreement between Pioneer Investment Management, Inc. ("Pioneer") and TAMIC (the "New Subadvisory Agreement"). In addition, the Fund may act on any and all such other business as may properly come before the Meeting.

VOTE BY PROXY

     As of the close of business on January 31, 2003 (the "record date"), separate accounts that fund variable annuity contracts and variable life insurance contracts issued by The Travelers Insurance Company and The Travelers Life and Annuity Company (together, "TL&A") were the shareholders of record of all of the Fund's outstanding shares. Notwithstanding the foregoing, TL&A has prepared this Proxy Statement to seek instructions from contracts owners as to how TL&A should vote the shares indirectly held by the contract owners with respect to the Proposals. A voting instruction card is enclosed for your use.

     TL&A will vote the Fund shares at the Meeting based upon the voting instructions timely received from contract owners. You may revoke the voting instruction card at any time before 5:00 p.m. Eastern time on April 21, 2003, by executing and delivering later-dated signed voting instructions to TL&A. All voting instruction cards that are properly executed, received in time, and not so revoked will be used to vote in accordance with the instructions on the cards, if any. Voting instruction cards that are properly executed but provide no specific instructions will be voted in favor of the Proposals. TL&A will vote all shares for which no voting instruction cards are received in the same proportion as the shares for which instruction cards are received.

REPORTS TO SHAREHOLDERS

     The Trust will furnish, without charge, a copy of its Annual Report and most recent Semi-Annual Report upon request. To request a copy of either report, please contact the Trust at: The Travelers Series Trust, One Cityplace, Hartford, Connecticut 06103, or by calling (800) 842-9406.

COST OF SOLICITATION

     The Fund will pay all costs and expenses incurred in connection with the solicitation of voting instructions on behalf of the Fund for use at the Meeting, including the costs of printing, mailing, and the reasonable expenses of legal counsel. The aggregate cost of conducting the Fund's solicitation is expected to be approximately $20,000.

     In addition to the solicitation of voting instructions by mail, the Trust's trustees, officers, agents, and/or employees of TL&A may solicit voting instructions in person, by telephone or by electronic mail (email). TL&A, also located at One Cityplace, Hartford, Connecticut 06103, serves as the Fund's sponsor and depositor.

SHAREHOLDERS AND THE VOTE

     Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Only shareholders of record of the Fund at the close of business on January 31, 2003, (the record date) will be entitled to notice of and to vote at the Meeting.

     The number of full and fractional votes for which a contract owner is entitled to provide voting instructions is set forth on the enclosed instructions card(s). Shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Trust: (1) if only one person votes, that vote will bind all; (2) if more than one person votes, the vote of the majority will bind all; and (3) if more than one person votes and the vote is evenly divided, the vote will be cast proportionately.

     This proxy material is being mailed to owners of, or participants in, variable annuity contracts and variable life insurance contracts who had allocated amounts to the Fund through certain separate accounts as of the record date (namely, the contract owners). The contract owners instruct TL&A how to vote the shares in which the contract owners have an interest. TL&A will vote all shares held by it as instructed by the contract owners or participants. TL&A intends to vote all shares for which no instruction cards are received in the same proportion as the shares for which instruction cards are received.

     To hold the Meeting, a majority of the Fund's shares entitled to vote must be present in person or by proxy at the Meeting. In the event that a quorum is present but sufficient votes in favor of the Proposal are not received by the Meeting time, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment requires the affirmative vote of a majority of the shares present in person or by proxy at the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of the Fund's shareholders. The Fund's shareholders vote separately with respect to the Proposals, pursuant to the Investment Company Act of 1940, as amended (the "1940 Act") and the Trust's Declaration of Trust.

     Vote required: approval of each Proposal requires the affirmative vote of the holders of the lesser of: (a) 67% of the Fund's shares present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (b) a majority of the Fund's outstanding shares.

     The Board has approved and recommends that Fund shareholders approve the following Proposals:


                                  PROPOSAL 1

     APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC AND THE UTILITIES PORTFOLIO WHICH ALSO CHANGES THE ADVISORY FEE.

     Under Proposal 1, the Board is asking shareholders to approve a new investment advisory agreement (the "New Advisory Agreement") between the Fund and TAMIC. The approval is necessary because the Board has approved the termination of the advisory services of the Fund's current investment adviser, Smith Barney Fund Management LLC ("SBFM"), an indirect wholly owned subsidiary of Citigroup Inc. The Board believes that the Fund's asset growth and performance has not met with expectations. The New Advisory Agreement will become effective May 1, 2003, subject to the approval of such Agreement (Proposal 1) and the approval of the New Subadvisory Agreement by Fund Shareholders (Proposal 2 below).


                                  PROPOSAL 2

     APPROVAL OF AN INVESTMENT SUBADVISORY AGREEMENT BETWEEN TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC"), ON BEHALF OF UTILITIES PORTFOLIO, AND PIONEER INVESTMENT MANAGEMENT, INC. ("Pioneer")

     Under Proposal 2, the Board is asking shareholders to approve an investment subadvisory agreement (the "New Subadvisory Agreement") on behalf of the Fund between TAMIC and Pioneer. The New Subadvisory Agreement will become effective May 1, 2003, subject to the approval of the such Agreement (Proposal
2) and the approval of the New Advisory Agreement by Fund Shareholders (Proposal 1 above).

     On January 29, 2003, the Board met in person at a meeting called for the purpose of considering, among other things, the New Agreement with TAMIC and the New Subadvisory Agreement with Pioneer. Forms of the New Agreement and New Subadvisory Agreement are attached as Exhibit A and Exhibit B to this proxy statement. TAMIC currently serves as investment adviser to several other portfolios of the Trust. At the meeting, the Board also considered the continuation of the Current Agreement and other alternatives. The Board reviewed materials furnished by TAMIC and Pioneer describing Pioneer and its affiliates, senior personnel, portfolio managers, analysts, and economists, Pioneer's method of operation, investment philosophy proposed for implementation with the Fund, Pioneer's performance record, and financial condition. The Board also considered data provided on the Fund's lack of asset growth and market share, the Fund's past performance with the current advisor in providing investment advisory services, deregulation and other changes in the utilities market and regulatory climate, comparable performance of other similar funds, and the past performance of Pioneer in providing investment advisory services to funds similar to the Fund. A representative of Pioneer was present by telephone to talk with the Board and responded to questions.

     The Board determined to terminate the Current Agreement and to enter into two new agreements, the New Agreement and New Subadvisory Agreement. In doing so, the Board's conclusion was based on several factors. The Board reviewed the past performance records of SBFM and TAMIC over relevant periods of time as well as the background and experience of the various officers and managers employed by each company. The Board also reviewed the past performance of Pioneer. Although the Board considered that both SBFM and Pioneer could provide high quality advisory services to the Fund, the Board considered the significant breadth and depth of personnel and marketing and other services in addition to advisory services available through Pioneer. The Board concluded that the extensive resources, investment expertise and market share of the Pioneer professionals could positively benefit Fund shareholders. The Board also considered SBFM's investment philosophy in selecting Utilities securities, which uses a value approach to business-trend analysis (based on the characteristics of sustainable dividend growth, leading/ strong market position, experienced management team, established profitability, strong financials and cash flow, and attractive restructuring possibilities) to research company fundamentals. The Board determined that Pioneer's proposed approach, namely selecting securities based on fundamental analysis (such as analysis of earnings, cash flows, competitive position and corporate management's abilities), with the analysis performed on companies representing a wide range of industries by Pioneer's portfolio managers and large group of equity research analysts -- could potentially enhance the Fund's performance.

     After carefully evaluating the foregoing materials and other factors, the Board, including the members of the Board who are not "interested persons" of the Trust, as such term is defined in the 1940 Act ("Independent Trustees"), approved the New Agreement and New Subadvisory Agreement and approved the submission of the New Agreement and New Subadvisory Agreement for approval by the Fund's shareholders. Only shareholders of the Fund may vote to approve the New Agreement and New Subadvisory Agreement.

     If the Fund's shareholders approve the New Agreement, and the New Subadvisory Agreement, they will become effective as of May 1, 2003, will continue initially for a two-year period and would continue automatically for successive annual periods thereafter, provided such continuance is approved at least annually: (1) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (2) by a majority of the Independent Trustees. If shareholders fail to approve the New Agreement and New Subadvisory Agreement, the Board will consider what alternatives may be most appropriate for the Fund and its shareholders, including resubmitting the proposed New Agreement and New Subadvisory Agreement for shareholder approval.

Provisions of the New Agreements

New Advisory Agreement

     The Fund's advisory fee will increase under the New Agreement. The annual advisory fee under the New Agreement is 0.75% of the Fund's average daily net assets. The fee is calculated daily and paid monthly.

     The following chart compares the Fund's management fee under the terms of the Current Advisory Agreement for the fiscal year ended December 31, 2002 to the management fee that the Fund would have incurred during that time period under the terms of the New Advisory Agreement:

                                                                      Difference As a
                                                                       Percentage of
 Current Advisory      New Advisory                                 Management Fee Paid
     Agreement           Agreement                                 for Fiscal Year Ended
  Management Fee      Management Fee     Difference in Dollars       December 31, 2002
------------------   ----------------   -----------------------   ----------------------
    $183,378             $211,590              $28,212                      16%

     The New Advisory Agreement provides that TAMIC is not subject to liability to the Trust for any act or omission in the course of, or connected with, rendering services under the New Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the New Advisory Agreement.

     The New Agreement may be terminated with respect to the Fund without penalty upon sixty (60) days' written notice to TAMIC by the Board or by a majority vote of those persons having voting rights in respect of the Fund, or upon sixty (60) days' written notice to the Board by TAMIC. The New Agreement terminates automatically in the event of its "assignment" (within the meaning of the 1940 Act).

New Subadvisory Agreement

     Under the terms of the New Subadvisory Agreement, Pioneer is required to act as the investment subadviser to the Fund and, subject to the supervision of the Board and TAMIC, to manage the investment and reinvestment of the assets of the Fund, with full investment discretion and authority, in a manner consistent with the Fund's investment objectives, policies and restrictions. The New Subadvisory Agreement also requires Pioneer to perform investment research and evaluate financial data; to consult with, make recommendations to, and report regularly to the Board; and to furnish requested information to appropriate regulatory authorities.

     The annual subadvisory fee under the New Subadvisory Agreement is 0.375% of the Fund's average daily net assets. The fee is calculated daily and paid monthly. The fee will be paid by TAMIC out of the fee earned by TAMIC under the New Advisory Agreement.

     The New Subadvisory Agreement provides that Pioneer is not subject to liability to the Trust for any act or omission in the course of, or connected with, rendering services under the New Subadvisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the New Subadvisory Agreement.

     The New Agreement may be terminated with respect to the Fund without penalty upon sixty (60) days' written notice to Pioneer by the Board or by a majority vote of those persons having voting rights in respect of the Fund, or upon sixty (60) days' written notice to the Board by Pioneer. The New Agreement terminates automatically in the event of its "assignment" (within the meaning of the 1940 Act).

Comparison of Management Fees

     The Fund's management fees will increase under the New Advisory Agreement. The following tables compare the fees and expenses paid by the Fund under the terms of the Current Advisory Agreement for the fiscal year ended December 31, 2002, to the fees and expenses that the Fund would have paid under the New Advisory Agreement:

               Comparative Expense Table -- Utilities Portfolio

Annual Fund Operating Expenses (as a percentage of average net assets)

                                       Current Advisory Agreement     New Advisory Agreement
                                      ----------------------------   -----------------------
Management Fee ....................                0.65%                       0.75%
Rule 12b-1 Fee ....................                None                        None
Other Expenses ....................                0.25%                       0.25%
                                                  -----                       -----
Total Operating Expenses ..........                0.90%                       1.00%

     Note: The preceding table does not reflect separate account expenses incurred by contract holders, including sales load.

     Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example illustrates the expenses on a $10,000 investment in the Fund for the time period indicated with a redemption of all shares held at the end of those periods. The Example also assumes a 5% annual return and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, the costs would be:

                         1 Years     3 Years     5 Years     10 Years
                        ---------   ---------   ---------   ---------
Current Advisory
  Agreement .........      $ 92        $287        $498       $1,108
New Advisory
  Agreement .........      $102        $318        $552       $1,225

Information About TAMIC

     TAMIC is a registered investment adviser, and has provided investment advisory services since 1978. TAMIC's principal offices are located at 242 Trumbull Street, Hartford, Connecticut. TAMIC is an indirect wholly owned subsidiary of Citigroup Inc. As of December 31, 2002, TAMIC had approximately $13.7 billion in assets under management. TAMIC's directors and principal officers are as follows:

Name and Address*         Position with TAMIC                  Principal Occupation
------------------------- ---------------------------------- ------------------------
David A. Tyson .......... Director, Chairman                 Investment Professional
Joseph Rueli, Jr. ....... Director, Senior Vice President,   Finance
                          Chief Financial Officer
F. Denney Voss .......... Director, Senior Vice President,   Investment Professional
                          Chief Investment Officer
John R. Britt ........... Director, Secretary                Attorney
Eugene Collins .......... Senior Vice President              Investment Professional
Kimerly Guerrero ........ Senior Vice President              Investment Professional
Thomas Hajdukiewicz ..... Senior Vice President              Investment Professional
Richard John ............ Senior Vice President              Investment Professional
Glenn Marchak ........... Senior Vice President              Investment Professional
James Metz .............. Senior Vice President              Finance
David Miller ............ Senior Vice President              Investment Professional
Emil Molinaro ........... Senior Vice President              Investment Professional
Jordan Stitzer .......... Senior Vice President              Investment Professional
Patricia Uzzel .......... Compliance Officer                 Compliance

----------------
* Address: 242 Trumbull Street, Hartford, CT 06103

Information About Pioneer

     Pioneer is an wholly owned subsidiary of Pioneer Investment management USA Inc., which, in turn, is wholly owned subsidiary of Pioneer Global Asset Management S.p.A. ("PGAM"). PGAM is wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. PGAM provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2002, assets under management were approximately $108 billion worldwide, including over $22 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund history includes creating in 1928 one of the first mutual funds. Pioneer's directors and principal officers are as follows:

Name and Address                 Position with Pioneer and Principal Occupation
------------------------------   -----------------------------------------------------
John F. Cogan, Jr. ...........   Chairman and Director
Daniel T. Geraci .............   President and Director
John A. Carey ................   Executive Vice President -- Director of Portfolio
                                 Management US
Marco Pirondini ..............   Executive Vice President -- Director of Global
                                 Equity Research
Dorothy E. Bourassa ..........   Senior Vice President and General Counsel
Mark D. Goodwin ..............   Senior Vice President and Chief Financial Officer
Martin J. Wolin ..............   Assistant Vice President and Director Compliance
Robert C. Pieroni ............   Vice President and Director of Investment Operations
Robert F. Gauvain ............   Senior Vice President -- Director of Trading, US

     From time to time, Pioneer may receive brokerage and research services from brokers that execute securities transactions for the Fund. The commission to be paid by the Fund to a broker that provides such services to Pioneer may be greater than the commission would be if the Fund used a broker that does not provide the same level of brokerage and research services. Additionally, Pioneer may use such services for clients other than the Fund from which the related commissions are derived.

     Pioneer also serves as investment adviser or subadviser to certain portfolios of other registered investment companies having an investment objective similar to that of the Fund. The size of such other portfolios and the rate of Pioneer's compensation are as follows:

                                                            Assets Under Management
Fund                               Management Fee                 (12/31/02)
------------------------   -----------------------------   ------------------------
Pioneer Fund               0.60% of the fund's average          $5,379,335,068
                           daily net assets, which can
                           increase to a maximum of
                           0.70% or decrease to a
                           minimum of 0.50%
                           depending on the
                           performance of the fund's
                           Class A shares relative to
                           the Lipper Growth and
                           Income Fund Index

Pioneer Fund VCT           0.65% of the fund's average          $  178,110,221
Portfolio, a series of     daily net assets.
Pioneer Variable
Contracts Trust

Evaluation by the Board of Trustees

     In determining whether or not to approve the New Agreement and New Subadvisory Agreement and recommend approval to shareholders, the Board, including the Independent Trustees, considered various materials and representations provided by Pioneer.

     The Trustees considered the following information, among other things: (1) the background and experience of the TAMIC and Pioneer persons who would be responsible for the Fund's management under the New Agreement and New Subadvisory Agreement, respectively; (2) compensation to be received by TAMIC and Pioneer under the New Agreement and New Subadvisory Agreement; and (3) the commonality of the provisions of the New Agreement and Current Agreement.

     Further, the Board considered: (1) the nature and quality of the services rendered by TAMIC to other portfolios of the Trust, and other portfolios similar to the Fund; (2) the fairness of the compensation payable to TAMIC under the New

Agreement and Pioneer under the New Subadvisory Agreement; (3) the results achieved by TAMIC for the other portfolios of the Trust TAMIC advises, and for other portfolios similar to the Fund; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, performance, and investment style of Pioneer. The Board noted that the Fund's name would be changed to incorporate the Pioneer name and investment approach of the new subadviser, that the Fund's investment objective of "current income and secondarily long-term capital appreciation" would be modified to seek "reasonable income and capital growth," and that the Fund's principal investment policies would be modified to implement Pioneer's bottom-up, fundamental company value analysis to investment. The name of the Fund will be changed to Pioneer Fund Portfolio.

More Information on Proposed Changes in Investment Objective and
Management Style

The Fund's current investment objective is "current income and secondarily long-term capital appreciation." The Fund normally invests at least 80% of its assets in securities of companies engaged in the utilities industry. A company is considered to be engaged in the utility industry if at least 50% of gross income or net profits is derived from utility operations, or 50% of its assets are devoted to utility operations, or it is regulated as a utility by a governmental body.

     The Board believes that the Fund's asset growth and performance has not met with expectations. Therefore, the Board believes that current and future owners of interests in the Fund should be better served if the Fund were to change its investment adviser and engage a subadviser and change its investment objective to seek "reasonable income and capital growth." To pursue this investment objective, the Fund normally would invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers. Equity securities include common stocks and other equity instruments, such as convertible debt, depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks. Although the portfolio focuses on securities that have paid dividends in the preceding 12 months, it may purchase or hold securities that do not provide income if the portfolio expects them to increase in value. The Fund's prospectus and registration materials will continue to disclose these and other relevant risks.

     The Board considered a number of factors regarding the change in investment objective and policies, including: (1) the prior performance of the Fund; (2) the nature and quality of services to be rendered by Pioneer; and (3) Pioneer's experience managing other registered investment companies or portfolios that have investment objectives, policies, strategies, and risks substantially similar to those of the Fund. The Board was satisfied that Pioneer was knowledgeable and experienced in the operations of the relevant financial markets and in the laws that are applicable to such operations, and had the personnel, financial resources and standing in the financial community to enable it to manage the Fund effectively.

Summary

     Based upon its review, the Board determined that approving TAMIC as the new investment adviser and Pioneer as the new investment subadviser and the New Agreement and new Subadvisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above and such other factors and information it considered relevant, the Board of Trustees unanimously approved the New Agreement and new Subadvisory Agreement and voted to recommend its approval by the Fund's shareholders.

Vote Required

     Shareholders of Utilities Portfolio must approve both the New Agreement and the New Subadvisory Agreement for the Fund. Approval of the Proposals by the Fund require an affirmative vote of the lesser of: (1) 67% or more of the shares of the Fund's shares present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

The Board of Trustees, including a majority of the Independent Trustees, recommends that you vote "for" the New Agreement and New Subadvisory Agreement under Proposal 1 and Proposal 2, respectively.

GENERAL INFORMATION

Other Matters to Come Before the Meeting

     The Trust's Management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Voting Rights

     This Proxy Statement, and the accompanying solicitation of voting instructions, is being sent to variable life insurance policyholders and variable annuity contract holders whose policies or contracts are funded by the separate accounts that invest in the Trust's Utilities Portfolio. The number of shares as to which voting instructions may be given under a policy or contract is determined by the number of full and fractional shares of the Fund held in a separate account with respect to that particular policy or contract.

     The Fund's shareholders of record (which are the insurance companies that invest in the shares) at the close of business on January 31, 2003 (the record date) will be entitled to be present and vote at the Meeting with respect to shares of the

Fund owned as of such record date. For the Fund, as of the record date the total number of shares outstanding and entitled to vote was 18,677,045.788 shares.

     A majority of the outstanding shares of the Fund on the record date, represented in person or by proxy, must be present to constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but, at the Meeting, sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to a Proposals. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

     TL&A, through certain of its separate accounts, owns all of the shares of the Fund and has undertaken to vote all shares in accordance with voting instructions received on a timely basis from the contract owners of variable life insurance policies and variable annuity contracts who have allocated amounts to one or more of the separate account subdivisions, or sub-accounts, that invest in the Fund. TL&A will vote the shares of the Fund for which no timely instructions are received, and any shares owned by separate accounts funding qualified plans, in proportion to the voting instructions that are received with respect to all policies and contracts participating in the Fund. Voting instruction cards that are properly executed and returned but that have no voting designation with respect to a Proposal will be voted "For" the Proposal 1 and Proposal 2.

     Voting instructions may be revoked at any time prior to 5:00 p.m. Eastern time on April 21, 2003 (the deadline set forth above for timely receipt of voting instructions), by executing and delivering later-dated signed voting instructions to TL&A.

Service Providers

     The Trust has no underwriter or distributor. The Travelers Insurance Company, One Cityplace, Hartford, Connecticut 06103 serves as the Trust's administrator. Smith Barney Fund Management LLC, an affiliate of TL&A, serves as subadministrator to the Trust and is compensated by The Travelers Insurance Company.

Shareholder Proposals

     The Trust does not have annual or any other regularly scheduled meetings of shareholders, and currently has no plans to hold another meeting of shareholders of the Fund. Special Meetings of the shareholders may be called by the Board upon the written request of shareholders owning at least 25% of the outstanding shares entitled to vote and such written shareholder requests must be received by the Trust's Secretary at One Cityplace, Hartford, Connecticut 06103 within a reasonable time before the solicitation is made.

     Contract owners should submit their proposals for a subsequent shareholder meeting by Certified Mail -- Return Receipt Requested by December 31, 2003. The Securities and Exchange Commission has adopted certain requirements that apply to any proposals of shareholders.

Affiliated Brokerage

     During the last fiscal year, the Fund did not pay any brokerage commissions to an affiliate.

Officers of the Trust

Name                           Title                            Position Held Since
----------------------------   ------------------------------   --------------------
R. Jay Gerken ..............   Chairman and President           September 13, 2002
Ernest J. Wright ...........   Secretary                        October 21, 1994
Kathleen A. McGah ..........   Assistant Secretary              January 27, 1995
Lewis E. Daidone ...........   Chief Administrative Officer     May 10, 2002
Richard Peteka .............   Treasurer                        May 10, 2002
Marianne Motley ............   Assistant Treasurer              October 25, 1996
Kaprel Ozsolak .............   Controller                       May 10, 2002
Michael Buono ..............   Assistant Controller             May 10, 2002
Joseph Genco ...............   Assistant Controller             May 10, 2002
Wendy Stenicka .............   Assistant Controller             May 10, 2002

     In order that the presence of a quorum at the meeting may be assured, prompt execution and return of the enclosed voting instruction form is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

                                                                       Exhibit A

                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT
                             ENTERED INTO BETWEEN
                          THE TRAVELERS SERIES TRUST
                                      AND
             TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

     This Investment Advisory Agreement (the "Agreement") is entered into as of [May 1, 2003] by and between The Travelers Series Trust, a Massachusetts business trust (the "Trust"), and Travelers Asset Management International Company LLC, a limited liability company duly organized and existing under the law of the state of New York ("TAMIC").

     WHEREAS, the Trust is a series-type, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series, including the Pioneer Fund Portfolio (the "Portfolio"); and

     WHEREAS, the Trust desires to retain TAMIC to provide or to arrange to provide investment management and advisory services to the Portfolio, in the manner and on the terms and conditions set forth in this Agreement; and

     WHEREAS, TAMIC is willing to provide or to arrange to provide such services to the Portfolio, in the manner and on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust and TAMIC agree as follows:

     1. Investment Description; Appointment

     (a) The Trust desires to employ its capital relating to the Portfolio by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations authorized by its Board of Trustees (the "Board") and as specified in the prospectus (the "Prospectus") and the statement of additional information (the "SAI") filed with the Securities and Exchange Commission as part of the Trust's Registration Statement on Form N-1A, as may be periodically amended. Copies of the Prospectus and the SAI have been and will be (following amendments) forwarded to TAMIC. The Trust hereby appoints TAMIC to provide investment advisory services for the Portfolio. Pursuant to this Agreement and subject to the oversight and supervision by the Board, TAMIC shall manage the investment and reinvestment, or arrange for the investment and reinvestment, of the Portfolio's assets. TAMIC hereby accepts the appointment by the Trust in the foregoing capacity and agrees, at TAMIC's own expense, to render the services set forth herein and to provide the office space, furnishings, equipment, and personnel required by TAMIC to perform these services on the terms and for the compensation provided in this Agreement.

     (b) The Trust agrees to provide TAMIC promptly with copies of all amendments and supplements to the current Prospectus and the SAI, and copies of any procedures and guidelines adopted by the Board applicable to the Portfolio and any amendments thereto (the "Board Procedures"), on an on-going basis. Until the Trust delivers any such amendment or supplement or Board Procedures, TAMIC shall be fully protected in relying on the last Prospectus and SAI and any Board Procedures, , previously furnished to TAMIC. In addition, the Trust shall furnish TAMIC with a certified copy of any financial statement or report prepared for the Trust with respect to the Portfolio by certified or independent auditors, and with copies of any financial statements or reports made by the Trust to shareholders or to any state or federal regulatory agency. The Trust shall also inform TAMIC of the results of any audits or examinations by regulatory authorities pertaining to TAMIC's responsibilities for the Portfolio. The Trust further agrees to furnish TAMIC with any materials or information that TAMIC may reasonably request to enable it to perform its functions under this Agreement.

     2. Services as Investment Adviser

     Subject to the supervision, direction and approval of the Board, TAMIC will manage the investment operations of the Portfolio and will furnish or cause to be furnished to the Trust advice and assistance with respect to the acquisition, holding or disposal of the Portfolio's investments in accordance with the investment objective, policies and restrictions as communicated to it by the Board and as are set forth in the Prospectus and SAI. TAMIC shall not delegate any of the Adviser's duties under this Agreement to any other duly organized investment adviser (a "Subadviser") until the Board and a majority of those trustees who are not parties to this Agreement or "interested persons" of any party have approved said Subadviser; provided, that, in the event that TAMIC is authorized to delegate any of its duties under this Agreement to a Subadviser, TAMIC shall retain overall responsibility for these delegated powers and functions and any and all obligations and liabilities in connection therewith, and TAMIC shall remain responsible for ensuring that each Subadviser conducts its operations in a manner consistent with the terms of this Agreement.

     3. Information to be Provided to the Trust

     TAMIC shall keep the Board and the Trust informed of developments materially affecting the Portfolio. In this regard, TAMIC shall provide to the Board and the Trust's officers such periodic reports concerning the obligations assumed under this Agreement as the Trust and the Board may from time to time reasonably request. Additionally, TAMIC shall, or shall ensure that any Subadviser shall, at least quarterly, provide the Board with a written certification that the Portfolio is in compliance with the Portfolio's investment objectives and practices, the 1940 Act and applicable rules and regulations under the 1940 Act, and the requirements of

Subchapter M and Section 817(h) under the Internal Revenue Code of 1986, as amended (the "Code").

     4. Standard of Care

     TAMIC shall exercise its best judgment and shall act in good faith in rendering the services contemplated herein. TAMIC and any of its officers, directors, employees, agents, representatives, or persons controlled by it (the "Related Parties") shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Portfolio in connection with the matters to which this Agreement relates, provided that TAMIC shall be liable to the Trust, the Portfolio and the Portfolio's shareholders for conduct that constitutes willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or by reason of TAMIC's disregard of its obligations and duties under this Agreement.

     5. TAMIC's Duties Regarding Portfolio Transactions

     (a) Placement of Orders. TAMIC shall take all actions that it considers necessary to implement the investment policies of the Portfolio, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Portfolio with brokers or dealers TAMIC selects. To that end, TAMIC is authorized as the Trust's agent to give instructions to the Trust's custodian as to deliveries of securities or other investments and payments of cash for the Portfolio's account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, TAMIC is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Trust's current Prospectus and SAI, subject to provisions (b), (c), and (d) of this Section 5.

     (b) Selection of Brokers and Dealers. To the extent permitted by the policy guidelines set forth in the Trust's current Prospectus and SAI, in the selection of brokers and dealers to execute portfolio transactions, TAMIC is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that TAMIC believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, TAMIC is specifically authorized to pay those brokers and dealers who provide brokerage and research services to TAMIC a higher commission than that charged by other brokers and dealers if TAMIC determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of TAMIC's overall responsibilities with respect to the Portfolio and to any other client accounts or portfolios that TAMIC advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

     (c) Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, TAMIC shall identify and provide a written description to the Trust of all "soft dollar" arrangements that TAMIC maintains with respect to the Portfolio or with brokers or dealers that execute transactions for the Portfolio. Prior to the commencement of the active management of the Portfolio, and periodically thereafter, but not less often than annually, TAMIC shall provide the Trust with a written description of all arrangements with third parties and other individuals, entities, brokers, or money management firms that have or may receive or share in the payment of fees for services in connection with securing or continuing this Agreement.

     (d) Aggregated Transactions. TAMIC is authorized to aggregate purchase and sale orders for securities held (or to be held) by the Portfolio with similar orders being made on the same day for other client accounts or portfolios that TAMIC manages. When an order is so aggregated: (a) the actual prices applicable to the aggregated transaction will be averaged, and the Portfolio and each other account or portfolio participating in the aggregated transaction shall be treated as having purchased or sold the Portfolio's portion of the securities at this average price; and (b) all transaction costs incurred in effecting the aggregated transaction shall be shared on a pro-rata basis among the accounts or portfolios (including the Portfolio) participating in the transaction. When recommending or effecting a transaction in a particular security or investment for more than one client account or portfolio (including the Portfolio), TAMIC may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that TAMIC considers equitable. The Portfolio and TAMIC each recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

     6. Compensation

     In consideration of the services rendered, the facilities furnished, and the expenses assumed pursuant to this Agreement, the Trust will pay TAMIC a fee at the annual rate of 0.75% of the Portfolio's average daily net assets. The parties understand that the fee will be calculated daily and paid monthly. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to TAMIC, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and the SAI, and on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined.

     7. Expenses

     TAMIC shall bear all expenses (excluding brokerage costs, custodian fees, auditor fees and other expenses to be borne by either the Portfolio or the Trust) in connection with the performance of its services under this Agreement and shall pay: (a) any subadviser fee incurred under any and all Subadvisory Agreement(s) with respect to the Portfolio, and (b) any other fees required to be paid to any Subadviser. The Trust will bear certain other expenses to be incurred in its operation, including, but not limited to: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's trustees other than those who are "interested persons" of the Trust; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements thereto; (xii) expenses of printing and mailing prospectuses and statements of additional information and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and legal obligation that the Portfolio may have to indemnify the Trust's trustees, officers and/or employees or agents with respect thereto. The Trust will bear all other expenses that TAMIC has not specifically assumed hereunder.

     8. Services to Other Companies or Accounts

     (a) The Trust understands that TAMIC now acts, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as investment manager or adviser to other investment companies, and the Trust has no objection to TAMIC's so acting, provided, that, whenever the Trust or the Portfolio and one or more other investment companies or accounts managed or advised by TAMIC have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company or account. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. The Trust also understands that the persons employed by TAMIC to assist in the performance of TAMIC's duties under this Agreement may not devote their full time to such service and that nothing contained in this Agreement shall be deemed to limit or restrict the right of TAMIC or any affiliate of TAMIC to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement shall not in any way limit or restrict TAMIC or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by TAMIC of its duties and obligations under this Agreement.

     (b) Moreover, by reason of investment banking and other activities, TAMIC or its affiliates may from time to time acquire privileged and confidential information about corporations or other entities and their securities, The Trust recognizes and acknowledges that TAMIC or it affiliates will not be free to divulge such information to the Trust or to act upon such information.

     9. Delegation of Proxy Voting Rights

     The Trust delegates to TAMIC the Trust's discretionary authority to exercise voting rights with respect to the securities and other investments held by the Portfolio. TAMIC shall exercise these voting rights unless and until the Trust revokes this delegation in writing. The Trust may revoke this delegation at any time without cause. TAMIC shall provide the Trust with a written copy of its proxy voting guidelines. TAMIC shall maintain and preserve a record, in an easily accessible place for a period of not less than five (5) years or other such period under Rule 204-2 of the Advisers Act, of TAMIC's voting procedures, and of TAMIC's actual votes with respect to those securities and other investments including all information and data required to be filed on Form N-PX by the Trust, and TAMIC shall supply this record to the Trust, or any authorized representative of the Trust, periodically, but at least quarterly, provided that the Trust shall receive a record of all proxy votes and other information and data necessary to complete Form N-PX for each fiscal year ending June 30 reasonably thereafter, but no later than the July 31st following said June 30th in accordance with the 1940 Act rules and regulations governing proxy votes.

     10. Affiliated Brokers and Transactions

     (a) Affiliated Brokers. TAMIC or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Portfolio, subject to: (a) the requirement that TAMIC seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Trust's current prospectus and SAI; (b) the provisions of the Investment Advisers Act of 1940, as amended (the "Advisers Act"); (c) the provisions of the Securities Exchange Act of 1934, as amended, including, but not limited to, Section 11(a) thereof and any exchange on which a security may be listed or traded; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of TAMIC under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, TAMIC or its affiliates may receive brokerage commissions, fees or other remuneration from the Portfolio or the Trust for these services in addition to TAMIC's fees for services under this Agreement.

     (b) Affiliated Transactions. Provided that the Trust has approved procedures under an applicable exemptive rule of the 1940 Act and subject to said procedures, TAMIC is hereby authorized to engage in agency cross transactions with other registered investment companies or clients advised by TAMIC.

     11. Custody

     Nothing in this Agreement shall require TAMIC to take or receive physical possession of cash, securities, or other investments of the Portfolio.

     12. Registration as Investment Adviser

     TAMIC is registered as an investment adviser with the U.S. Securities and Exchange Commission ("SEC") under the Advisers Act. TAMIC shall remain so registered throughout the term of this Agreement and shall notify the Trust immediately if TAMIC ceases to be so registered as an investment adviser.

     13. Code of Ethics

     TAMIC certifies that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, and that it has instituted procedures reasonably necessary to prevent Access Persons (as defined under Rule 17j-1) from violating its code of ethics. TAMIC will provide the Trust with a copy of that code, together with evidence of the code's adoption. At each quarterly Board meeting during the time that this Agreement remains in effect, the president or a vice president of TAMIC shall certify to the Trust that TAMIC has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of its code of ethics or, if a violation has occurred, that appropriate action has been taken in response to the violation; provided, that, no less frequently than annually, the appropriate officer of TAMIC shall furnish a written report to the Trust that complies with the requirements of Rule 17j-1 with respect to these reports regarding issues, material violations, and any related sanctions in connection with the administration of the code of ethics, or as otherwise required pursuant to Rule 17j-1. Upon written request of the Trust, TAMIC shall permit representatives of the Trust to examine the reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the code of ethics.

     14. Term of Agreement; Termination of Agreement; Amendment of Agreement

     (a) Term. This Agreement shall become effective [May 1, 2003] (the "Effective Date"), and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act.

     (b) Termination. This Agreement may be terminated, without penalty, (1) by the Board or by vote of holders of a majority of the outstanding shares of the

Portfolio upon sixty (60) days' written notice to TAMIC, or (2) by TAMIC upon 60 days' written notice to the Trust. This Agreement will also terminate automatically in the event of its assignment.

     (c) Amendment. This Agreement may be amended by the parties only if the amendment is specifically approved by: (1) a majority of those trustees who are not parties to this Agreement or "interested persons" of any party cast in person at a meeting called for the purpose of voting on the Agreement's approval; and (2) if required by applicable law, the vote of a majority of outstanding shares of the Portfolio.

     15. Representations and Covenants of the Trust

     (a) The Trust represents that a copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and the clerk of the City of Boston. The Trust further represents and covenants that it shall maintain compliance with applicable regulatory mandates and requirements, including but not limited to compliance with any reporting required or information requested by the California Commissioner of Insurance.

     (b) The Trust represents and covenants that it is duly organized and validly existing under Massachusetts law with the power to own and possess the Trust's assets and carry on the Trust's business as this business is now being conducted;

     (c) The Trust represents and covenants that it has the authority to enter into and perform the services contemplated by this Agreement; and

     (d) The Trust represents and covenants that it is (and during the term of this Agreement, will remain) registered as an open-end management investment company under the 1940 Act and that the Trust's shares representing an interest in the Portfolio are (and during the term of this Agreement will remain) registered under the Securities Act of 1933 and under any applicable state securities laws.

16. Representations and Covenants of TAMIC

     (a) TAMIC represents and covenants that it: (1) is duly organized and validly existing under New York law with the power to own and possess TAMIC's assets and carry on TAMIC's business as this business is now being conducted;
(2) has the authority to enter into and perform the services contemplated by this Agreement; (3) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (4) has met, and shall continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and (5) shall promptly notify the Trust of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act. TAMIC also represents and covenants that it shall maintain compliance with applicable regulatory mandates and requirements, including but not limited to compliance with any reporting required or information requested by the California Commissioner of Insurance.

     (b) TAMIC represents and covenants that it shall be responsible for the management of the Portfolio in accordance with the Prospectus and SAI and in compliance with the requirements applicable to a regulated investment company under Subchapter M of the Code. TAMIC shall also comply with the diversification requirements for variable annuity, life insurance, or endowment contracts pursuant to Section 817(h) of the Code and United States Treasury Regulation Section 1.817-5, each as may be amended from time to time. TAMIC shall promptly inform the Trust if any information in the Prospectus or SAI, or if any action relating to TAMIC or its services to the Portfolio is (or will become) inaccurate, incomplete, or no longer compliant with Section 817(h) of the Code or Treasury Regulation Section 1.817-5, if applicable.

     (c) TAMIC represents that it shall carry out its responsibilities under this Agreement in compliance with (1) federal and state law, including securities law, governing its activities; (2) the Portfolio's investment objective, policies, and restrictions, as set forth in the Prospectus and SAI, as amended from time to time; and (3) any policies or directives as the Board may from time to time establish or issue and communicate to the Adviser in writing. The Trust shall promptly notify TAMIC in writing of changes to (2) or
(3) above, which shall be implemented as soon as reasonably possible.

     (d) TAMIC represents and covenants that it shall conduct its activities under this Agreement in a manner consistent with its code of ethics maintained pursuant to Rule 17j-1 under Section 17(j) of the 1940 Act. TAMIC also agrees to require that any Subadviser shall adopt and follow a similar code of ethics and that such Subadviser shall be obligated to provide a copy of said code, together with certifications of its adoption and other matters pursuant to Rule 17j-1, to the Trust.

     (e) TAMIC represents and covenants that it shall conduct its activities in a manner consistent with any no-action letter, order or rule promulgated by the SEC applicable to the Trust or the Portfolio, provided that the Trust has given copies of such no-action letters and orders to TAMIC.

     17. Cooperation with Investigations

     TAMIC and the Trust each agree to cooperate with each other in the event that either should become involved in any investigation, legal proceeding, claim, suit or other similar action arising from the performance of the obligations described in this Agreement.

     18. Records

     (a) Maintenance of Records. TAMIC hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Portfolio's investments that are required to be maintained by the Trust pursuant to the requirements of paragraphs (b)(5),
(b)(6), (b)(7), (b)(9), (b)(10), and (f) of Rule 31a-1 under the 1940 Act.

     (b) Ownership of Records. TAMIC agrees that all books and records which TAMIC maintains for the Portfolio or the Trust are the Trust's property and further agrees to surrender promptly to the Trust any books, records, or information upon the Trust's request; provided, however, that TAMIC may retain copies of the records at its own cost. All the requested books and records shall be made available, within five (5) business days of a written request, to the Trust's accountants or auditors during regular business hours at TAMIC's offices. The Trust or the Trust's authorized representatives shall have the right to copy any records in TAMIC's possession that pertain to the Portfolio or the Trust. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all these books, records, or other information shall be returned to the Trust. TAMIC agrees that the policies and procedures it has established for managing the Portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Portfolio, shall be made available for inspection by the Trust or either of their authorized representatives not less frequently than annually.

     19. Limitation of Liability

     Except as may otherwise be prohibited by the 1940 Act or other applicable federal securities law, TAMIC and/or its Related Parties shall not be liable to the Trust or any shareholder of the Trust for any error or judgment, mistake of law, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any services to be rendered under this Agreement, except that TAMIC or its Related Parties shall be liable by reason of conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement. To the extent permitted under federal and state law, the Trust shall hold harmless and indemnify TAMIC and its Related Parties for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Trust except if the loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) is based upon TAMIC's or a Related Party's willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

     20. Governing Law

     This Agreement shall be governed by, construed under and interpreted and enforced in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

     21. Severability

     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

     22. Definitions

     The terms "assignment," "affiliated person," and "interested person," when used in this Agreement, shall have the respective meanings specified in Section 2(a) the 1940 Act. The term "majority of the outstanding shares" means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

     23. Counterparts

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                            THE TRAVELERS SERIES TRUST


                            By:
                               ------------------------------------------------
                            Name:
                            Title:


                            TRAVELERS ASSET MANAGEMENT
                            INTERNATIONAL COMPANY LLC


                            By:
                               ------------------------------------------------
                            Name:
                            Title:

                                                                       Exhibit B

                                    FORM OF
                       INVESTMENT SUBADVISORY AGREEMENT
                             ENTERED INTO BETWEEN
             TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC
                                      AND
                      PIONEER INVESTMENT MANAGEMENT, INC.

     This Investment Subadvisory Agreement (the "Agreement") is entered into as of [May 1, 2003], by and between Travelers Asset Management International Company LLC, a limited liability company duly organized and existing under the laws of the State of New York ("TAMIC"), and Pioneer Investment Management, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Subadviser"). The Subadviser is a member of the UniCredito Italiano Banking Group, register of banking groups.

     WHEREAS, TAMIC and The Travelers Series Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and organized as a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory Agreement dated [May 1, 2003], (the "Investment Advisory Agreement"), a copy of which is attached as Exhibit A hereto;

     WHEREAS, pursuant to the Investment Advisory Agreement, TAMIC has agreed to provide investment management and advisory services to the Pioneer Fund Portfolio, a series of the Trust (the "Portfolio"); and

     WHEREAS, the Investment Advisory Agreement provides that TAMIC may engage a duly organized subadviser, to furnish investment information, services and advice to assist TAMIC in carrying out its responsibilities under the Investment Advisory Agreement, provided that TAMIC obtains the consent and approval of the Board of Trustees of the Trust (the "Board") and a majority of those trustees who are not parties to the Investment Advisory Agreement or "interested parties" of any party thereto in accordance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, TAMIC desires to retain the Subadviser to render investment advisory services to TAMIC in the manner and on the terms set forth in this Agreement, and the Subadviser desires to provide such services.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, TAMIC and the Subadviser agree as follows:

     1. Investment Description; Appointment

     (a) Investment Description. The Trust desires to employ its capital relating to the Portfolio by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations specified in the prospectus (the "Prospectus") and the statement of additional information (the "SAI") filed with the Securities and Exchange Commission (the "SEC") as part of the Trust's Registration Statement on Form N-lA, as may be periodically amended. TAMIC agrees to provide promptly copies of all amendments and supplements to the current Prospectus and the SAI, and copies of any procedures adopted by the Board applicable to the Subadviser and any amendments thereto (the "Board Procedures"), to the Subadviser on an on-going basis. Until TAMIC delivers any such amendment or supplement or Board Procedures, the Subadviser shall be fully protected in relying on the last Prospectus and SAI and any Board Procedures, if any, previously furnished to the Subadviser. In addition, TAMIC shall furnish the Subadviser with a certified copy of any financial statement or report prepared for the Trust with respect to the Portfolio by certified or independent auditors, and with copies of any financial statements or reports made by the Trust to shareholders or to any state or federal regulatory agency. TAMIC shall also inform the Subadviser of the results of any audits or examinations by regulatory authorities pertaining to the Subadviser's responsibilities for the Portfolio. TAMIC further agrees to furnish the Subadviser with any materials or information that the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

     (b) Appointment of Subadviser. TAMIC hereby engages the services of the Subadviser in connection with the investment and reinvestment of the Portfolio's assets. Pursuant to this Agreement and subject to the oversight and supervision by TAMIC and the Board, the Subadviser shall manage the investment and reinvestment of the Portfolio's assets. Subject to the terms and conditions of this Agreement, the Subadviser hereby accepts the engagement by TAMIC in the foregoing capacity and agrees, at the Subadviser's own expense, to render the services set forth herein and to provide the office space, furnishings, equipment, and personnel required by the Subadviser to perform these services on the terms and for the compensation provided in this Agreement. Except as specified herein, the Subadviser agrees that it shall not delegate any material obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of both the Trust and TAMIC.

     2. Services as Subadviser

     Subject to the supervision, direction and approval of the Board and TAMIC, the Subadviser shall conduct a continual program of investment, evaluation, sale, and reinvestment of the Portfolio's assets. The Subadviser is authorized, in its sole discretion and without prior consultation with TAMIC, to: (a) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain companies as such information relates to securities which are purchased for or considered for purchase in the Portfolio; (b) manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies as stated in the Prospectus and the SAI, rules and regulations under the 1940 Act; (c) make investment decisions for the Portfolio; (d) place purchase and sale orders for portfolio transactions on behalf of the Portfolio and manage otherwise uninvested cash assets of the Portfolio; (e) price such Portfolio securities as TAMIC and Subadviser shall mutually agree upon from time to time; (f) execute account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio (in such respect, and only for this limited purpose, the Subadviser shall act as TAMIC's and the Trust's agent and attorney-in-fact); (g) employ professional portfolio managers and securities analysts who provide research services to the Portfolio; and (h) regularly report to TAMIC and to the Board with respect to its subadvisory activities. The Subadviser shall execute trades, and in general take such action as is appropriate to effectively manage the Portfolio's investment practices. In addition,

     (i) The Subadviser shall furnish TAMIC with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions and performance of the Portfolio, in such form as may be mutually agreed upon from time to time. The Subadviser agrees to review the Portfolio and discuss the management of the Portfolio with TAMIC and the Board as either or both shall from time to time reasonably request.

     (ii) The Subadviser shall maintain and preserve such records related to the Portfolio's transactions as are required under any applicable state or federal securities law or regulation including: the 1940 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers Act") (collectively, the "Record Retention Rules"). TAMIC and the Trust shall maintain and preserve all books and other records not related to the Portfolio's transactions as required under such rules. The Subadviser shall furnish to TAMIC all information relating to the Subadviser's services hereunder reasonably requested by TAMIC within a reasonable period of time after TAMIC makes such request. The Subadviser agrees that all records which it maintains for the Portfolio under the Record Retention Rules are the property of the Trust and that the Subadviser will surrender, within a reasonable period of time (which shall not exceed 30 days) after TAMIC or the Trust makes such a request to surrender, such records.

     (iii) The Subadviser shall comply with Board Procedures and any amendments thereto provided to the Subadviser by TAMIC or the Trust. The Subadviser shall notify TAMIC immediately upon detection of any material breach of such Board Procedures.

     (iv) The Subadviser shall maintain a written code of ethics (the "Code of Ethics") that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which it will provide to TAMIC and the Trust upon any reasonable request. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it will provide to TAMIC and the Trust upon any reasonable request.

     (v) The Subadviser shall manage the investment and reinvestment of the assets of the Portfolio in a manner consistent with the diversification requirements of Section 817 and Section 851 of the Internal Revenue Code of 1986, as amended (the "Code"). The Subadviser will also manage the investments of the Portfolio in a manner consistent with any and all investment restrictions (including diversification requirements) contained in the 1940 Act, any SEC no-action letter or order applicable to the Trust, and any applicable state securities law or regulation. TAMIC shall provide Subadviser with copies of any such SEC no-action letter or Order.

     3. Information and Reports

     (a) The Subadviser shall keep the Trust and TAMIC informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that materially affect the Portfolio. In this regard, the Subadviser shall provide the Trust, TAMIC, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Trust and TAMIC may from time to time reasonably request. Additionally, the Subadviser shall, at least quarterly, provide TAMIC and the Board with a written certification that the Portfolio is in compliance with the Portfolio's investment objectives and practices, the 1940 Act and applicable rules and regulations under the 1940 Act, and the requirements of Subchapter M and Section 817(h) under the Code. The Subadviser also shall certify quarterly to the Trust and TAMIC that it and its "advisory persons" (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Subadviser's Code of Ethics to the Trust and TAMIC.

     (b) Each of TAMIC and the Subadviser will provide the other party with a list, to the best of TAMIC's or the Subadviser's respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of TAMIC or the Subadviser, as the case may be, and each of TAMIC and the Subadviser agrees promptly to update such list whenever TAMIC or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

     (c) Prior to each Board meeting, the Subadviser will provide TAMIC and the Board with reports regarding the Subadviser's management of the Portfolio during the most recently completed quarter, to include written certifications that the Portfolio is in compliance with the Portfolio's investment objectives and practices, the 1940 Act and applicable rules and regulations under the 1940 Act, and the requirements of Subchapter M and the diversification requirements of Section 817(h) under the Code, and otherwise in such form as may be mutually agreed upon by the Subadviser and TAMIC. The Subadviser will also provide TAMIC with any information reasonably requested regarding its management of the Portfolio required for any meeting of the Board, or for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the SEC.

     4. Standard of Care

     The Subadviser shall exercise its best judgment and shall act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement.

     5. Subadviser's Duties Regarding Portfolio Transactions

     (a) Placement of Orders. The Subadviser shall take all actions that it considers necessary to implement the investment policies of the Portfolio, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Portfolio with brokers or dealers the Subadviser selects. To that end, the Subadviser is authorized as the Trust's agent to give instructions to the Trust's custodian as to deliveries of securities or other investments and payments of cash for the Portfolio's account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Subadviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Trust's current Prospectus and SAI, subject to provisions (b),
(c) and (d) of this Section 5.

     (b) Selection of Brokers and Dealers. To the extent permitted by the policy guidelines set forth in the Trust's current Prospectus and SAI, in the selection of brokers and dealers to execute portfolio transactions, the Subadviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Subadviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Subadviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Subadviser a higher commission than that charged by other brokers and dealers if the Subadviser determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Subadviser's overall responsibilities with respect to the Portfolio and to any other client accounts or portfolios that the Subadviser advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

     (c) Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, the Subadviser shall identify and provide a written description to the Trust and TAMIC of all "soft dollar" arrangements that the Subadviser maintains with respect to the Portfolio or with brokers or dealers that execute transactions for the Portfolio. Prior to the commencement of the active management of the Portfolio, and periodically thereafter, but not less often than annually, the Subadviser shall provide the Trust and TAMIC with a written description of all arrangements with third parties and other individuals, entities, brokers, or money management firms that have or may receive or share in the payment of fees for services in connection with securing or continuing this Agreement.

     (d) Aggregated Transactions. On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Portfolio well as other clients, the Subadviser is authorized, but not required, to aggregate purchase and sale orders for securities or futures contracts held (or to be held) by the Portfolio with similar orders being made on the same day for other client accounts or portfolios that the Subadviser manages. When an order is so aggregated, the Subadviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Subadviser considers equitable and consistent with its fiduciary obligations to the Portfolio and its other clients. The Subadviser, TAMIC and the Trust recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

     6. Compensation

     In consideration of the services rendered, the facilities furnished, and the expenses assumed pursuant to this Agreement, TAMIC will pay the Subadviser a fee at the annual rate of 0.375% of the Portfolio's average daily net assets. The parties understand that the fee will be calculated daily and paid monthly. The Subadviser shall have no right to obtain compensation directly from the Trust or the Portfolio for services provided hereunder and agrees to look solely to TAMIC for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Subadviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and the SAI, and on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined.

     7. Expenses

     The Subadviser shall bear all expenses (excluding brokerage costs, custodian fees, auditor fees and other expenses to be borne by either the Portfolio or the Trust) in connection with the performance of its services under this Agreement. The Trust will bear certain other expenses to be incurred in its operation, including, but not limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's trustees other than those who are "interested persons" of the Trust;
(iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements thereto; (xii) expenses of printing and mailing prospectuses and statements of additional information and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and legal obligations that the Portfolio may have to indemnify the Trust's trustees, officers and/or employees or agents with respect thereto. The Trust and TAMIC shall assume all other expenses that the Subadviser has not specifically assumed hereunder.

     8. Services to Other Companies or Accounts

     TAMIC understands that the Subadviser and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies, including any offshore entities or private accounts. TAMIC has no objection to the Subadviser and its affiliates so acting, provided, that, whenever the Portfolio and one or more other investment companies or accounts managed or advised by the Subadviser and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. TAMIC represents that the Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio and that the Trust also understands that the persons employed by the Subadviser to assist in the performance of the Subadviser's duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement shall be deemed to limit or restrict the right of the Subadviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement.

     9. Delegation of Proxy Voting Rights

     TAMIC delegates to the Subadviser discretionary authority to exercise voting rights with respect to the securities and other investments held by the Portfolio. The Subadviser shall provide the Trust and TAMIC with a written copy of its proxy voting guidelines. The Subadviser shall exercise these voting rights unless and until the Trust or TAMIC revokes this delegation in writing. The Trust or TAMIC may revoke this delegation at any time without cause. The Subadviser shall maintain and preserve a record, pursuant to the requirements of the Advisers Act, of the Subadviser's voting procedures, and of the Subadviser's actual votes with respect to the Portfolio's securities and other investments including all information and data required to be filed ("Required Proxy Information") by the Trust for the fiscal year ending each June 30th pursuant to the requirements of the 1940 Act, and the Subadviser shall supply such Required Proxy Information to the Trust and TAMIC, or any authorized representative of the Trust or TAMIC, periodically, but at least for each quarterly board meeting, provided that the Subadviser shall provide the Trust within a reasonable period , but not later than the July 31st following said June 30th with a record of all Required Proxy Information necessary to comply with the 1940 Act filing requirements governing proxy votes for each fiscal year ending June 30th.

     10. Affiliated Brokers

     The Subadviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Portfolio, subject to: (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Trust's current prospectus and SAI; (b) the provisions of the Advisers Act; (c) the provisions of the 1934 Act, including, but not limited to, Section 11(a) thereof; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Subadviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Portfolio or the Trust for these services in addition to the Subadviser's fees for services under this Agreement.

     11. Custody

     Nothing in this Agreement shall require the Subadviser to take or receive physical possession of cash, securities, or other investments of the Portfolio.

     12. Code of Ethics

     The Subadviser certifies that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, and that it has instituted procedures reasonably necessary to prevent Access Persons (as defined under Rule 17j-1) from violating its code of ethics. The Subadviser will provide the Trust and TAMIC with a copy of that code, and annually will comply with the requirements of Rule 17j-1 with respect to reporting to the Trust and the Board. Upon written request of the Trust or TAMIC with respect to violations of the code of ethics directly affecting the Portfolio, the Subadviser shall permit representatives of the Trust or TAMIC to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the code of ethics.

     13. Term of Agreement; Termination of Agreement; Amendment of Agreement

     (a) Term. This Agreement shall become effective [May 1, 2003] (the "Effective Date"), and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act.

     (b) Termination. This Agreement may be terminated, without penalty, (i) by the Board or by vote of holders of a majority of the outstanding shares of the Portfolio upon sixty (60) days' written notice to TAMIC and Subadviser, (ii) by TAMIC upon 60 days' written notice to the Trust and Subadviser, or (iii) by Subadviser upon 60 days' written notice to the Trust and TAMIC. This Agreement will also terminate automatically in the event of its assignment or in the event of the assignment or termination of the Investment Advisory Agreement.

     (c) Amendment. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those trustees who are not parties to this Agreement or "interested persons" of any party cast in person at a meeting called for the purpose of voting on the Agreement's approval; and (ii) if required by applicable law, the vote of a majority of outstanding shares of the Portfolio.

     14. Representations and Covenants of TAMIC

     TAMIC represents and covenants to Subadviser as follows:

     (a) It is duly organized and validly existing under New York law with the power to own and possess its assets and carry on its business as the business is now being conducted.

     (b) The execution, delivery and performance by TAMIC of this Agreement are within TAMIC's powers and have been duly authorized by all necessary limited liability company action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of TAMIC for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation,
          (ii) TAMIC's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon TAMIC.

     (c) It is not prohibited by the 1940 Act or the Advisors Act from performing the services contemplated by this Agreement.

     (d) It has met, and shall continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory of industry self-regulatory agency, necessary to be met by TAMIC in order to perform the services contemplated by this Agreement.

     (e) It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered and licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so licensed, and (iii) shall promptly notify the Subadviser of the occurrence of any event that would disqualify TAMIC from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

     (f) It acknowledges that it has received a copy of the Subadviser's Form ADV at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Trust.

     (g) The Trust is registered as an open-end management investment company under the 1940 Act and that the Trust's shares representing an interest in the Portfolio are registered under the Securities Act of 1933 and under any applicable state securities laws.

     (h) It shall carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) the Portfolio's investment objective, policies, and restrictions, as set forth in the Prospectus and SAI, as amended from time to time; and (iii) any policies or directives as the Board may from time to time establish or issue and communicate to the Subadviser in writing. The Trust shall promptly notify TAMIC in writing of changes to (ii) or (iii) above, and upon receipt of such notice, TAMIC shall promptly notify the Subadviser in writing of such changes to (ii) or (iii) above.

15. Representations and Covenants of the Subadviser

     The Subadviser represents and covenants to TAMIC as follows:

     (a) It is duly organized and validly existing under Delaware law with the power to own and possess its assets and carry on its business as this business is now being conducted.

     (b) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action on the part of its board of directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Subadviser.

     (c) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

     (d) It has met, and shall continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement.

     (e) It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered or licensed as an investment adviser under the laws of jurisdictions in which its activities require it to be so registered or licensed, and (iii) shall promptly notify the Trust of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to
          Section 9(a) of the 1940 Act.

     (f) It has provided TAMIC with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to TAMIC. The information contained in the Subadviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     (g) It shall be responsible for the management of the Portfolio in accordance with the Prospectus and SAI and in compliance with the requirements applicable to a regulated investment company under Subchapter M of the Code. The Subadviser also shall comply with the diversification requirements for variable annuity, life insurance, or endowment contracts pursuant to Section 817(h) of the Code and United States Treasury Regulation Section 1.817-5, each as may be amended from time to time. The Subadviser shall promptly inform the Trust and TAMIC if any information in the Prospectus or SAI, or if any action relating to the

          Subadviser or its services to the Portfolio is (or will become) inaccurate, incomplete, or no longer compliant with Section 817(h) of the Code or Treasury Regulation Section 1.817-5, if applicable.

     (h) It shall carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) the Portfolio's investment objective, policies, and restrictions, as set forth in the Prospectus and SAI, as amended from time to time; and (iii) any policies or directives as the Board may from time to time establish or issue and communicate to the Subadviser in writing. The Trust or TAMIC shall promptly notify the Subadviser in writing of changes to (ii) or (iii) above.

     (i) It shall conducted its activities under this Agreement in a manner consistent with its code of ethics maintained pursuant to Section 17j-1 of the 1940 Act.

     (j) It shall conduct its activities in a manner consistent with any no-action letter, order or rule promulgated by the SEC applicable to the Trust or the Portfolio; provided, however, that the Trust or TAMIC has provided the Subadviser with copies of any such no-action letters, orders or rules (except rules generally applicable to all registered investment companies promulgated under the 1940 Act)

16. Cooperation with Regulatory Authorities or Other Actions

     The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

17. Records

     (a) Maintenance of Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Portfolio's investments that are required to be maintained by the Trust pursuant to the requirements of paragraphs (b)(5),
(b)(6), (b)(7), (b)(9), (b)(10), and (f) of Rule 31a-1, as such may be amended from time to time, under the 1940 Act with respect to the Subadviser's responsibilities hereunder for the Portfolio (the "Portfolio's Books and Records").

     (b) Ownership of Records. The Subadviser agrees that the Portfolio's Books and Records are the Trust's property and further agrees to surrender promptly to the Trust or TAMIC the Portfolio's Books and Records upon the request of the Trust or TAMIC; provided, however, that the Subadviser may retain copies of the records at its own cost. The Portfolio's Books and Records shall be made available, within two

(2) business days of a written request, to the Trust's accountants or auditors during regular business hours at the Subadviser's offices. The Trust, TAMIC or their respective authorized representatives shall have the right to copy any records in the Subadviser's possession that pertain to the Portfolio or the Trust. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Portfolio's Books and Records shall be returned to the Trust or TAMIC. The Subadviser agrees that the policies and procedures it has established for managing the Portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Portfolio, shall be made available for inspection by the Trust, TAMIC or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

18. Confidentiality.

     (a) Non-Disclosure by Subadviser. The Subadviser agrees that the Subadviser will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever, except as authorized in this Agreement or specifically by TAMIC or the Portfolio or Trust, or if this disclosure or use is required by federal or state regulatory authorities or by a court.

     (b) Non-Disclosure Exceptions. The Subadviser may disclose the investment performance of the Portfolio; provided, that the disclosure does not reveal the identity of TAMIC, the Portfolio, or the Trust. The Subadviser may, however, disclose that TAMIC, the Trust and Portfolio are the Subadviser's clients, provided, that the disclosure does not reveal the investment performance or the composition of the Portfolio.

19. Limitation of Liability; Indemnification

     (a) Limitation of Liability. Except as provided herein and as may otherwise be provided by the 1940 Act or other federal securities laws, TAMIC and its respective officers, directors, employees, agents, representatives or persons controlled by them (collectively, the "Related Parties") on the one hand, and the Subadviser and the Subadviser Related Parties on the other hand, shall not be liable to each other, the Trust or any shareholder of the Trust for any error or judgment, mistake of law, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any services to be rendered under this Agreement, except that TAMIC, the Subadviser and any respective Related Party shall be so liable by reason of conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

     (b) Subadviser Indemnity to TAMIC. The Subadviser agrees to indemnify and defend TAMIC and TAMIC's Related Parties for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) the Subadviser's conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in the Trust's registration statement, any proxy statement, or communication to current or prospective investors in the Portfolio relating to disclosure about the Subadviser in writing provided to TAMIC or the Trust by the Subadviser.

     (c) TAMIC Indemnity to Subadviser. TAMIC agrees to indemnify and defend the Subadviser and the Subadviser's Related Parties for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) any matter to which this Agreement relates, except with respect to conduct of the Subadviser or the Subadviser's Related Parties that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in the Trust's registration statement, any proxy statement, or other communication to current or prospective investors in the Portfolio (other than a misstatement or omission relating to disclosure about the Subadviser provided to TAMIC or the Trust by the Subadviser).

     (d) Indemnification Procedures. Promptly after receipt of notice of the commencement of any action by a party seeking to be indemnified under this
Section 19 (the "Indemnified Party"), the Indemnified Party shall, if a claim in respect thereof is to be made against a party against whom indemnification is sought under this Section 19 (the "Indemnifying Party"), notify the Indemnifying Party in writing of the commencement thereof; provided, however, that the omission to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under the provisions hereof, and shall relieve it from liability hereunder only to the extent that such omission results in the forfeiture by the Indemnifying Party of rights or defenses with respect to such action. In any action or proceeding, following provision of proper notice by the Indemnified Party of the existence of such action, the Indemnifying Party shall be entitled to participate in any such action and, to the extent that it shall wish, participate jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel of its choice (unless any conflict of interest requires the appointment of separate counsel), and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of the action, the Indemnifying Party shall not be liable to such

Indemnified Party hereunder for any legal expense of the other counsel subsequently incurred without the Indemnifying Party's consent by such Indemnified Party in connection with the defense thereof. The Indemnified Party shall cooperate in the defense or settlement of claims so assumed. The Indemnifying Party shall not be liable hereunder for the settlement by the Indemnified Party for any claim or demand unless the Indemnifying Party has previously approved the settlement or it has been notified of such claim or demand and has failed to provide a defense in accordance with the provisions hereof. In the event that any proceeding involving the Indemnifying Party shall be commenced by the Indemnified Party in connection with the Agreement, or the transactions contemplated hereunder, and such proceeding shall be finally determined by a court of competent jurisdiction in favor of the Indemnifying Party, the Indemnified Party shall be liable to the Indemnifying Party for any reasonable attorney's fees and direct costs relating to such proceedings. The indemnifications provided in this Section 19 shall survive the termination of this Agreement.

     20. Survival

     All representations and warranties made by the Subadviser and TAMIC herein shall survive for the duration of this Agreement and the parties hereto shall immediately notify, but in no event later than five (5) days, each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

     21. Use of Name

     The Trust and TAMIC, together with its subsidiaries and affiliates may use the names "Pioneer Investment Management, Inc." or "Pioneer" or any derivative thereof or logo associated therewith in offering materials of the Portfolio only with the prior approval of the Subadviser and only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect. At such time as this Agreement shall no longer be in effect, the Trust and TAMIC together with its subsidiaries and affiliates each agree that they shall cease to use such names or any other name indicating that it is advised by or otherwise connected with the Subadviser and shall promptly change its name accordingly. The Trust acknowledges that it has adopted the name "Pioneer Investment Management, Inc." or "Pioneer" or any derivative thereof or logo associated therewith in offering materials of the Portfolio only with the prior approval of the Subadviser and through permission of the Subadviser, and agrees that the Subadviser reserves to itself and any successor to its business the right to grant the non-exclusive right to use the aforementioned names or any similar names to any other corporation or entity, including but not limited to any investment company of which the Subadviser or any subsidiary or affiliate thereof or any successor to the business of any thereof shall be the investment subadviser.

     22. Governing Law

     This Agreement shall be governed by, construed under and interpreted and enforced in accordance with the laws of the state of New York, without regard to principles of conflicts of laws.

     23. Severability

     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

     24. Definitions

     The terms "assignment," "affiliated person," and "interested person," when used in this Agreement, shall have the respective meanings specified in Section 2(a) the 1940 Act. The term "majority of the outstanding shares" means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

     25. Counterparts

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                            TRAVELERS ASSET MANAGEMENT
                            INTERNATIONAL COMPANY, LLC


                            By:
                               ------------------------------------------------
                            Name:
                            Title:


                            PIONEER INVESTMENT MANAGEMENT, INC.


                            By:
                               ------------------------------------------------
                            Name:
                            Title:

THE TRAVELERS INSURANCE COMPANY
THE TRAVELERS LIFE AND ANNUITY COMPANY

            Please fold and detach card at perforation before mailing

UTILITIES PORTFOLIO                 INSTRUCTION CARD FOR THE MEETING
                                    TO BE HELD ON APRIL 22, 2003.

Voting Instructions solicited by The Travelers Insurance Company and The Travelers Life and Annuity Company in connection with a solicitation of proxies by the Board of Trustees of the Utilities Portfolio (the "Portfolio") for a special meeting of shareholders (the "Meeting") to be held on April 22, 2003.

I hereby instruct The Travelers Insurance Company or The Travelers Life and Annuity Company, as appropriate, to vote the shares of the Fund as to which I am entitled to give instructions at the Meeting to be held on April 22, 2003, at 9:00 a.m. Eastern time, at the Fund's office, One Cityplace, Hartford, Connecticut 06103, or any adjournment(s) thereof, as instructed on the reverse side.

I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated March 10, 2003. I realize that if I return this form without providing any instructions regarding a proposal, my timely returning of this form will be deemed to be an instruction to vote in favor of the proposal.

                                    Date _______________________________
                                    These voting instructions may be revoked at any time prior to the Meeting by notifying the secretary of The Travelers Insurance Company or the secretary of the Fund, in writing by 5:00 p.m. on April 21, 2003.

                                    ____________________________________________
                                                Signature and title
                                    If the contract is held jointly, each
                                    contract owner should sign. If only one
                                    signs, his or signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating hat he or she is a "Trustee."

            Please fold and detach card at perforation before mailing

THIS INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED BENEFICIAL OWNER. IF NO DIRECTION IS MADE, THIS INSTRUCTION CARD WILL BE VOTED FOR THE PROPOSALS.

              Please vote by filling in the appropriate box below.

                                                         FOR   AGAINST   ABSTAIN
1.    Proposal to approve a new Investment Agreement     [ ]     [ ]       [ ]
      between Travelers Asset Management International
      Company LLC and the Utilities Portfolio of The
      Travelers Series Trust.

                                                         FOR   AGAINST   ABSTAIN
2.    Proposal to approve a new Investment Subadvisory   [ ]     [ ]       [ ]
      Agreement between Travelers Asset Management
      International Company LLC and Pioneer Investment
      Management, Inc. on behalf of the Utilities
      Portfolio.